UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2015

Jernigan Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36892	47-1978772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1395 Brickell Avenue, Miami, Florida		33131
(Address of Principal Executive Offices)		(Zip Code)

(305) 381-9696

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2015, the Board of Directors (the “Board”) of Jernigan Capital, Inc. (the “Company”) increased the size of the board from five directors to six directors and appointed John A. Good, President and Chief Operating Officer of the Company, as a director, effective immediately, to fill the vacancy created by the increase in the number of directors. Mr. Good will serve until the Company’s 2016 annual meeting of stockholders and until his successor is duly elected and qualifies. Mr. Good also serves as President and Chief Operating Officer of JCAP Advisors, LLC, the external manager of the Company (the “Manager”). Mr. Good will not serve as a member of any of the committees of the Board.

Mr. Good, age 57, was formerly a corporate and securities partner and co-head of the real estate investment trust (“REIT”) practice group at Morrison & Foerster LLP, a global law firm and outside counsel to the Company, where he served since October 2013. From May 1999 until October 2013, Mr. Good was a corporate and securities partner and head of the REIT practice at Bass, Berry & Sims PLC. Mr. Good is expected to contribute to the Company’s board of directors legal and REIT industry expertise, substantial financial services and capital markets expertise, as well as demonstrated leadership abilities.

In connection with his appointment as director and President and Chief Operating Officer of the Company, on June 15, 2015, Mr. Good was granted 100,000 restricted shares of the Company’s common stock pursuant to the Company’s 2015 Equity Incentive Plan, which shares vest in five equal annual installments on each of the first five anniversaries of the date of grant. A copy of Mr. Good’s restricted stock award agreement is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Prior to the retention of Mr. Good, the Manager was wholly owned by our founder, chief executive officer and chairman of the Board, Dean Jernigan, and certain of his affiliates. In connection with the addition of Mr. Good as an executive officer of the Company and the Manager, Mr. Good received 1.0% of the equity interests in the Manager. Mr. Good also received an additional 9.0% interest in the Manager’s profit resulting from the internalization or termination of the Manager, which are discussed further below. The initial term of the management agreement expires on April 1, 2020, with up to a maximum of three, one-year extensions.

The management agreement provides for the Manager to earn a Base Management Fee and an Incentive Fee. In addition, the Company reimburses certain expenses of the Manager, excluding the salaries and cash bonuses of the Manager’s chief executive officer and chief financial officer. It is expected that the Manager will seek reimbursement for one-half of Mr. Good’s base salary of $300,000 per year. In the event that the Company terminates the management agreement per the terms of the agreement, there will be a termination fee due to the Manager. Finally, at the expiration of the management agreement, and any extensions thereof, the Company will have the opportunity to purchase the assets and equity interests of the Manager.

Pursuant to the terms of the management agreement, the Manager will be responsible for (a) the Company’s day-to-day operations, (b) determining investment criteria and strategy in conjunction with the Company’s Board of Directors, (c) sourcing, analyzing, originating, underwriting, structuring, and acquiring the Company’s portfolio investments, and (d) performing portfolio management duties. However, the Company’s executive officers also serve as executive officers of the Manager. A copy of the management agreement with the Manager was filed as Exhibit 10.1 to the Company’s Form 10-Q for the three months ended March 31, 2015, and is incorporated herein by reference.

In addition, in connection with Mr. Good joining the Company’s Board and becoming the Company’s President and Chief Executive Officer, the Company entered into an indemnification agreement with Mr. Good substantially identical to those entered into with its other directors and executive officers. The indemnification agreement provides for indemnification of Mr. Good to the fullest extent permitted by Maryland law. Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (1) actual receipt of an improper benefit or profit in money, property or services or (2) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. The Company’s charter and bylaws provide for indemnification of its officers and directors against liabilities to the maximum extent permitted by Maryland law. Further, the Company’s charter generally authorizes the Company, and our bylaws obligate the Company, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of such a proceeding. A copy of Mr. Good’s indemnification agreement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

There were no arrangements or understandings between Mr. Good and any other persons pursuant to which Mr. Good was selected as a director.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Restricted Stock Agreement with John A. Good
99.2	Management Agreement by and among Jernigan Capital, Inc., Jernigan Capital Operating Partnership LP and JCap Advisors, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed on May 15, 2015)
99.3	Indemnification Agreement with John A. Good

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2015

Jernigan Capital, Inc.

	By:	/s/ Gregory W. Ward
Name: Gregory W. Ward
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Restricted Stock Agreement with John A. Good
99.2	Management Agreement by and among Jernigan Capital, Inc., Jernigan Capital Operating Partnership LP and JCap Advisors, LLC (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015, filed on May 15, 2015)
99.3	Indemnification Agreement with John A. Good